UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

Yew Bio-Pharm Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9460 Telstar Avenue, Suite 6 El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 487-4683

723 South Casino Center Blvd., Las Vegas, Nevada 89101
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Yew Bio-Pharm Group, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2015, Yew Bio-Pharm Group, Inc. (“Bio Pharm” or the "Company") received the first shipment of Yew Extract from China, pursuant to a Sales Agreement dated February 4, 2015 between the Company and Harbin Qihuicheng Trading Co., Ltd, (the “Seller”). In accordance with the Sales Agreement, the Company has agreed to purchase 160kg of Yew Extract (the “Goods”) for a total of $2,160,000. The Goods will be sent in multiple shipments. Payment for each shipment is due within three months after the delivery of the Goods to the Company. A copy of the Sales Agreement is attached to this Report as Exhibit 10.1

Item 7.01 Regulation FD Disclosure

On March 23, 2015, the Company issued a press release announcing the signing of a Sales Agreement with Harbin Qihuicheng Trading Co., Ltd. See Item 1.01 above for details. In addition the press release announce the receipt of a government grant of 827,200 Chinese Yuan to promote the development and growth of Chinese medicinal herb crops, principally Taxol which is produced by Yew trees. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Sales Agreement dated February 4, 2015, between the Company and Harbin Qihuicheng Trading Co., Ltd.
99.1	Press Release, dated March 23, 2015 of Yew Bio-Pharm Group, Inc.

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Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Yew Bio-Pharm Group, Inc.

Date: March 23, 2015	By:	/s/ Zhiguo Wang
Zhiguo Wang
President & Chief Executive Officer

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